                                                                    EXHIBIT 20.2


AT&T Universal Funding Corporation                                                 AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                Series 1995-2
- ----------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                             Class A            Class B         CIA Investor          Investor
                                                                                                            Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount            675,000,000.00      35,625,000.00      39,375,000.00      750,000,000.00
Floating Allocation Percentage                       90.0000000%         4.7500000%         5.2500000%         82.9265454%
Principal Allocation Percentage                      90.0000000%         4.7500000%         5.2500000%         82.9265454%
Finance Charge Collections                        10,273,498.00         542,212.39         599,287.38       11,414,997.78
Total Yield
Trust Portfolio Yield
Principal Collections                            117,845,732.25       6,219,635.87       6,874,334.38      130,939,702.50
Discount Percentage
Discount Option Receivable Collections                     0.00               0.00               0.00                0.00
Monthly Payment Rate
Defaults                                           4,393,791.24         231,894.54         256,304.49        4,881,990.27
Monthly Default Rate
Net Monthly Default Rate
Recoveries                                           456,124.26          24,073.22          26,607.25          506,804.73
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                         0.00               0.00
Charged-Off Principal                                      0.00               0.00               0.00
Reimbursed Principal                                       0.00               0.00               0.00
Ending Invested/Transferor Amounts               675,000,000.00      35,625,000.00      39,375,000.00      750,000,000.00
- ----------------------------------------------------------------------------------------------------------------------------


AT&T Universal Funding Corporation                                  Monthly Report                31-Jul-96
Credit Card Asset Backed Securities                                 Distribution Date             19-Aug-96
- ------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                              Transferor             Series               Trust
                                                     Interest            Allocations           Totals
Beginning Principal  Receivables Balance                                                   6,632,375,642.41
Special Funding Account Balance                                                                        0.00
Ending Total Principal Balance                                                             6,632,375,642.41

Series Allocation Percentage                                                       13.64%
Beginning Invested /Transferor Amount                154,414,860.33       904,414,860.33
Floating Allocation Percentage                           17.0734546%         100.0000000%
Principal Allocation Percentage                          17.0734546%         100.0000000%
Finance Charge Collections                             2,350,193.72        13,765,191.49     100,944,737.63
Total Yield                                                                                           18.26%
Trust Portfolio Yield                                                                                 11.26%
Principal Collections                                 26,958,714.50       157,898,416.99   1,157,921,724.62
Discount Percentage                                                                                    0.00%
Discount Option Receivable Collections                         0.00                 0.00               0.00
Monthly Payment Rate                                                                                  17.46%
Defaults                                               1,005,135.79         5,887,126.06      43,172,257.76
Monthly Default Rate                                                                                   7.81%
Net Monthly Default Rate                                                                               7.00%
Recoveries                                               104,344.24           611,148.97       4,481,759.12
Adjustments                                                                                   (9,089,949.95)
New Receivables                                                                            1,149,350,865.01
Ending Principal  Receivables Balance                                                      6,589,722,474.99
Minimum Series Required Balance                                                              802,500,000.00
Special Funding Account Balance                                                                        0.00
Ending Total Principal Balance                                                             6,589,722,474.99

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                   154,414,860.33       904,414,860.33   6,589,722,474.99
- ------------------------------------------------------------------------------------------------------------

Group II Information                  Series 1995-2      Series             Series             Series             Group Total
Invested Amount                        750,000,000.00            0.00               0.00                0.00       750,000,000.00
Average Rate                                   5.9506%         0.0000%            0.0000%             0.0000%              5.9506%
Investor Finance Charge Collections     11,921,802.51            0.00               0.00                0.00        11,921,802.51
Investor Principal Collections         130,939,702.50            0.00               0.00                0.00       130,939,702.50
Investor Default Amount Due              4,881,990.27            0.00               0.00                0.00         4,881,990.27
Investor Monthly Interest Due            3,738,271.15            0.00               0.00                0.00         3,738,271.15
Investor Monthly Fees Due                1,250,000.00            0.00               0.00                0.00         1,250,000.00
Investor Additional Amounts Due                  0.00            0.00               0.00                0.00                 0.00
- -----------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                       Class A            Class B         CIA Investor           Total
Investor Coupon                                          5.9500%            6.1000%            5.8266%
Investor Monthly Interest Due                      3,346,875.00         181,093.75         210,302.40        3,738,271.15
Investor Outstanding Interest Due                          0.00               0.00               0.00                0.00
Investor Additional Interest Due                           0.00               0.00          (2,206.69)          (2,206.69)
Investor Total Interest Due                        3,346,875.00         181,093.75         208,095.71        3,736,064.46
Investor  Default Amount Due                       4,393,791.24         231,894.54         256,304.49        4,881,990.27
Investor Monthly Fees Due                          1,125,000.00          59,375.00          65,625.00        1,250,000.00
Investor Additional Fees Due                               0.00               0.00               0.00                0.00
Total                                              8,865,666.24         472,363.29         530,025.20        9,868,054.73
- ----------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                             11,924,009.20
Interest and Principal Funding Investment Proceeds                                                              72,458.27
Series Adjusted Portfolio Yield                                                                                     11.38%
Base Rate                                                                                                            7.98%

Application of Collections                         Class A            Class B         CIA Investor           Total
Available Funds                                   10,804,066.55         566,390.44         626,010.48       11,996,467.47
Monthly Interest Paid                              3,346,875.00         181,093.75               0.00        3,527,968.75
Investor Default Amount Paid                       4,393,791.24               0.00               0.00        4,393,791.24
Excess Spread                                      3,063,400.31         385,296.69         626,010.48        4,074,707.48
- ---------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                 0.00               0.00                                   0.00
Investor Default Amount Shortfall                          0.00         231,894.54                             231,894.54
Required Amount                                            0.00         231,894.54                             231,894.54
- ---------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                      0.00               0.00         208,095.71          208,095.71
Investor Default Paid                                      0.00         231,894.54         256,304.49          488,199.03
Investor Additional Amounts Paid                           0.00               0.00               0.00                0.00
Servicing Fee Paid                                                                                           1,250,000.00
Excess Finance Charge Collections                                                                            2,128,412.74
- ---------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                         0.00               0.00                0.00
Monthly Interest Paid                                      0.00               0.00
Investor Default Paid                                      0.00               0.00                                   0.00
- ---------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                               0.00               0.00           2,206.69
Principal Charge-Offs                                      0.00               0.00               0.00
Principal Funding
Controlled Accumulation Amount                                                                                       0.00
Principal Funding Account Deposit                                                                                    0.00
Principal Funding Account Balance                                                                                    0.00
- ---------------------------------------------------------------------------------------------------------------------------

Certificates                                       Class A            Class B         CIA Investor           Total
Beginning Certificates Balance                   675,000,000.00      35,625,000.00      39,375,000.00      750,000,000.00
Interest Distribution                              3,346,875.00         181,093.75         208,095.71        3,736,064.46
Principal Distribution                                     0.00               0.00               0.00                0.00
Total Distribution                                 3,346,875.00         181,093.75         208,095.71        3,736,064.46
Ending Certificate Balance                       675,000,000.00      35,625,000.00      39,375,000.00      750,000,000.00
Pool Factor                                          100.000000%        100.000000%        100.000000%
- ---------------------------------------------------------------------------------------------------------------------------
Total Distribution Per 1,000 Certificate                 4.9583             5.0833             5.2850
Interest Distribution Per 1,000 Certificate              4.9583             5.0833             5.2850
Principal Distribution Per 1,000 Certificate             0.0000             0.0000             0.0000


Delinquencies                                       1-30               31-60              61-90              91-120

Number of Accounts                                      167,161             37,749             21,016              14,491
Balance of Accounts                                 367,521,441         94,575,910         58,202,455          44,625,166

30+Days Delinquency Rate                                                    4.0035%

Change in Account Owner Retained Interest                                  -0.0109%

Prior Month Account Owner Retained Interest Factor                          0.2909%
Current Month Account Owner Retained Interest Factor                        0.2800%

Certificates
Beginning Certificates Balance
Interest Distribution
Principal Distribution
Total Distribution
Ending Certificate Balance
Pool Factor
- ----------------------------------------------------------------------------------------------------------------
Total Distribution Per 1,000 Certificate
Interest Distribution Per 1,000 Certificate
Principal Distribution Per 1,000 Certificate


Delinquencies                                              120+                 Total

Number of Accounts                                               20,559              260,976
Balance of Accounts                                          68,125,939       633,050,911.12

30+Days Delinquency Rate

Change in Account Owner Retained Interest

Prior Month Account Owner Retained Interest Factor
Current Month Account Owner Retained Interest Factor

                               MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1995-2

              Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 8/19/96, and with respect to the performance of the Trust during the month of 7/1/96-7/31/96 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

          A)  Information regarding distribution in
              respect of the Class A Certificates
              per $1,000 original certificate
              principal amount.

              (1)      The total amount of the
              distribution in respect of Class A
              Certificates, per $1,000 original
              certificate principal amount                                      $4.95833333

              (2)      The amount of the distribution
              set forth in paragraph 1 above in
              respect of interest on the Class A
              Certificates, per $1,000 original
              certificate principal amount                                      $4.95833333

              (3)      The amount of the distribution
              set forth in paragraph 1 above in
              respect of principal of the Class A
              Certificates, per $1,000 original
              certificate principal amount                                            $0.00

          B)  Class A Investor Charge Offs and
              Reimbursement of Charge Offs
              (1)      The amount of Class A Investor
              Charge Offs                                                             $0.00
              (2)      The amount of Class A Investors
              Charge Offs set forth in paragraph 1
              above, per $1,000 original certificate
              principal amount                                                        $0.00
              (3)      The total amount reimbursed in
              respect of Class A Investor Charge
              Offs                                                                    $0.00
              (4)      The amount set forth in paragraph
              3 above, per $1,000 original
              certificate principal amount                                            $0.00
              (5)      The amount, if any, by which the
              outstanding principal balance of the
              Class A Certificates exceeds the Class
              A Invested Amount after giving effect
              to all transactions on such
              Distribution Date                                                       $0.00

          C)  Information regarding distributions in
              respect of the Class B Certificates,
              per $1,000 original certificate
              principal amount
              (1)      The total amount of the
              distribution in respect of Class B
              Certificates, per $1,000 original
              certificate principal amount                                      $5.08333333
              (2)      The amount of the distribution
              set forth in paragraph 1 above in
              respect of interest on the Class B
              Certificates, per $1,000 original
              certificate principal amount                                      $5.08333333
              (3)      The amount of the distribution
              set forth in paragraph 1 above in
              respect of principal of the Class B
              Certificates, per $1,000 original
              certificate principal amount                                            $0.00

          D)  Amount of reductions in Class B
              Invested Amount pursuant to clauses
              (c), (d), and (e) of the definition of
              Class B Invested Amount
              (1)      The amount of reductions in Class
              B Invested Amount pursuant to clauses
              (c), (d), and (e) of the definition of
              Class B Invested Amount                                                 $0.00

              (2)      The amount of reductions in
              the Class B Invested Amount set forth
              in paragraph 1 above, per $1,000
              original certificate principal amount                                   $0.00
              (3)      The total amount reimbursed in
              respect of such reductions in the
              Class B Invested Amount                                                 $0.00
              (4)      The amount set forth in paragraph
              3 above, per $1,000 original
              certificate principal amount                                            $0.00
              (5)      The amount, if any, by which the
              outstanding principal balance of the
              Class B Certificates exceeds the Class
              B Invested Amount after giving effect
              to all transactions on such
              Distribution Date                                                       $0.00

         E)   Information regarding certain
              distributions to the Collateral
              Interest Holder
              (1)      The amount distributed to the
              Collateral Interest Holder in respect
              of interest on the Collateral Invested
              Amount                                                            $208,095.71
              (2)      The amount distributed to the
              Collateral Interest Holder in respect
              of principal on the Collateral
              Invested Amount                                                         $0.00

          F)  Amount of reductions in Collateral
              Invested Amount pursuant to clauses
              (c), (d), and (e) of the definition of
              Collateral Invested Amount
              (1)      The amount of reductions in the
              Collateral Invested Amount pursuant to
              clauses (c), (d), and (e) of the
              definition of Collateral Invested
              Amount                                                                  $0.00
              (2)      The total amount reimbursed in
              respect of such reductions in the
              Collateral Invested Amount                                              $0.00

                       AT&T UNIVERSAL CARD SERVICES CORP.,
                          Servicer

                       By ______/s/ Tom Donahue
                            Name:  Tom Donahue
                            Title:  Servicing Officer

         RECEIVABLES  ---

         Beginning of the Month Principal Receivables:                    $6,632,375,642.41
         Beginning of the Month Finance Charge Receivables:                  $88,334,250.14
         Beginning of the Month Discounted Receivables:                               $0.00
         Beginning of the Month Premium Receivables:                                  $0.00
         Beginning of the Month Total Receivables:                        $6,720,709,892.55


         Removed Principal Recievables:                                               $0.00
         Removed Finance Charge Receivables:                                          $0.00
         Removed Total Receivables:                                                   $0.00


         Additional Principal Receivables:                                            $0.00
         Additional Finance Charge Receivables:                                       $0.00
         Additional Total Receivables:                                                $0.00


         Discounted Receivables Generated this Period:                                $0.00
         Premium Receivables Generated this Period:                                   $0.00
         End of the Month Principal Receivables:                          $6,589,722,474.99
         End of the Month Finance Charge Receivables:                        $76,565,632.62
         End of the Month Discounted Receivables:                                     $0.00
         End of the Month Premium Receivables:                                        $0.00
         End of the Month Total Receivables:                              $6,666,288,107.61


         Special Funding Account Balance                                              $0.00
         Aggregate Invested Amount (all Master Trust Series)              $5,500,000,000.00

         End of the Month Transferor Amount                                 $154,414,860.33


         DELINQUENCIES AND LOSSES ---
                                                                         RECEIVABLES
         End of the Month Delinquencies:
            30-60 Days Delinquent                                            $94,575,910.24
            61-90 Days Delinquent                                            $58,202,455.36
            90+ Days Delinquent                                             $112,751,105.02

            Total 30+ Days Delinquent                                       $265,529,470.62

         Defaulted Accounts During the Month                                 $43,172,257.76

         INVESTED AMOUNTS ---

         Class A Initial Invested Amount                    $675,000,000
         Class B Initial Invested Amount                     $35,625,000
         Collateral Initial Invested Amount                  $39,375,000
         INITIAL INVESTED AMOUNT                                               $750,000,000

         Class A Invested Amount                         $675,000,000.00
         Class B Invested Amount                          $35,625,000.00
         Collateral Invested Amount                       $39,375,000.00
         INVESTED AMOUNT                                                       $750,000,000


         Class A Adjusted Invested Amount                $675,000,000.00
         Class B Adjusted Invested Amount                 $35,625,000.00
         Collateral Invested Amount                       $39,375,000.00
         ADJUSTED INVESTED AMOUNT                                              $750,000,000


         MONTHLY SERVICING FEE                                                $1,250,000.00


         INVESTOR DEFAULT AMOUNT                                              $4,881,990.27


         GROUP II INFORMATION


         WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                              5.95%
         IN GROUP II

         GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                        $11,921,802.51
         GROUP II INVESTOR ADDITIONAL AMOUNTS                                         $0.00
         GROUP II INVESTOR DEFAULT AMOUNT                                     $4,881,990.27
         GROUP II INVESTOR MONTHLY FEES                                       $1,250,000.00
         GROUP II INVESTOR MONTHLY INTEREST                                   $3,738,271.15


         SERIES 1995-2 INFORMATION
         SERIES 1995-2 ALLOCATION PERCENTAGE                                          13.64%
         SERIES 1995-2 ALLOCABLE FINANCE CHARGE                              $13,765,191.49
         COLLECTIONS
         SERIES 1995-2 ADDITIONAL AMOUNTS                                             $0.00
         SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                             $5,887,126.06
         SERIES 1995-2 MONTHLY FEES                                           $1,250,000.00
         SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS                      $157,898,416.99
         SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                            $52,500,000.00
         FLOATING ALLOCATION PERCENTAGE                                               82.93%

         INVESTOR FINANCE CHARGE COLLECTIONS                                 $11,414,997.78
         INVESTOR DEFAULT AMOUNT                                              $4,881,990.27
         REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                     $11,924,009.20
         PRINCIPAL ALLOCATIONS PERCENTAGE                                             82.93%
         AVAILABLE PRINCIPAL COLLECTIONS                                    $130,939,702.50


         CLASS A  AVAILABLE FUNDS ---

         CLASS A FLOATING PERCENTAGE                                                  90.00%

             Class A Floating Percentage of Reallocated   $10,804,066.55
             Investor Finance Charge Collections
             Other Amounts                                         $0.00
         TOTAL CLASS A AVAILABLE FUNDS                                       $10,804,066.55

            Class A Monthly Interest                       $3,346,875.00
            Class A Servicing Fee (if applicable)                  $0.00
            Class A Investor Default Amount                $4,393,791.24
         TOTAL CLASS A EXCESS SPREAD                                          $3,063,400.31

         CLASS A REQUIRED AMOUNT                                                      $0.00

         CLASS B AVAILABLE FUNDS ---

         CLASS B FLOATING PERCENTAGE                                                   4.75%

         CLASS B AVAILABLE FUNDS                                                $566,390.44

            Class B Monthly Interest                         $181,093.75
            Class B Servicing Fee (if applicable)                  $0.00
         TOTAL CLASS B EXCESS SPREAD                                            $385,296.69

         COLLATERAL AVAILABLE FUNDS --

         COLLATERAL FLOATING PERCENTAGE                                                5.25%

         COLLATERAL AVAILABLE FUNDS                                             $626,010.48
            Collateral Interest Servicing Fee (if  applicable)                        $0.00
         TOTAL COLLATERAL EXCESS SPREAD                                         $626,010.48

         EXCESS SPREAD ---

         TOTAL EXCESS SPREAD                                                  $4,074,707.48

         Excess Spread Applied to Class A Required Amount                             $0.00
         Excess Spread Applied to Class A Investor Chargeoffs                         $0.00

         Excess Spread Applied to Class B Required Amount                       $231,894.54
         Excess Spread Applied to Reductions of Class B                               $0.00
         Invested Amount pursuant to clauses (c), (d) and (e)

         Excess Spread Applied to Collateral Monthly                            $208,095.71
         Interest
         Excess Spread Applied to Unpaid Monthly                              $1,250,000.00
         Servicing Fee
         Excess Spread Applied Collateral Default Amount                        $256,304.49
         Excess Spread Applied to Reductions of                                       $0.00
         Collateral Invested Amount Pursuant to Clauses
         (c), (d) and (e)
         Excess Spread Applied to Reserve Account                                     $0.00
         Excess Spread Applied to Other Amounts Owed to                               $0.00
         Collateral Interest Holder

         TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
         FOR OTHER EXCESS ALLOCATION SERIES                                   $2,128,412.74

         EXCESS FINANCE CHARGES COLLECTIONS

          TOTAL EXCESS FINANCE CHARGE COLLECTIONS                            $13,197,535.35
          FOR ALL ALLOCATION SERIES

         SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

         EXCESS FINANCE CHARGE COLLECTIONS                                            $0.00
         ALLOCATED TO SERIES 1995-2

         Excess Finance Charge Collections Applied to                                 $0.00
         Class A Required Amount
         Excess Finance Charge Collections Applied to                                 $0.00
         Class A Investor Charge Offs
         Excess Finance Charge Collections Applied to                                 $0.00
         Class B Required Amount
         Excess Finance Charge Collections Applied to                                 $0.00
         Reductions of Class B Invested Amount Pursuant
         to Clauses (c), (d) and (e)
         Excess Finance Charge Collections Applied to                                 $0.00
         Collateral Monthly Interest
         Excess Finance Charge Collections Applied to                                 $0.00
         Unpaid Monthly Servicing Fee
         Excess Finance Charge Collections Applied to                                 $0.00
         Collateral Default Amount

         Excess Finance Charge Collections Applied to                                 $0.00
         Reductions of Collateral Invested Amount
         Pursuant to Clauses (c), (d) and (e)
         Excess Finance Charge Collections Applied to                                 $0.00
         Reserve Account
         Excess Finance Charge Collections Applied to                                 $0.00
         Other Amounts Owed to Collateral Interest Holder

         YIELD AND BASE RATE---

         Base Rate (Current Month)                                  7.98%
         Base Rate (Prior Month)                                    7.95%
         Base Rate (Two Months Ago)                                 7.96%
         THREE MONTH AVERAGE BASE RATE                                                 7.96%

         Series Adjust Portfolio Yield (Current Month)             11.38%
         Series Adjusted Portfolio Yield (Prior Month)              9.13%
         Series Adjusted Portfolio Yield (Two Months Ago)          10.72%
         THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                10.41%
         YIELD

         PRINCIPAL COLLECTIONS---

         CLASS A PRINCIPAL PERCENTAGE                                                 90.00%

            Class A Principal Collections                $117,845,732.25

         CLASS B PRINCIPAL PERCENTAGE                                                  4.75%

            Class B Principal Collections                  $6,219,635.87

         COLLATERAL PRINCIPAL PERCENTAGE                                               5.25%
            Collateral Principal Collections               $6,874,334.38

         AVAILABLE PRINCIPAL COLLECTIONS                 $130,939,702.50

         REALLOCATED PRINCIPAL COLLECTIONS                                            $0.00

         SERIES 1995-2 PRINCIPAL SHORTFALL                                            $0.00

         SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                            $0.00
         PRINCIPAL SHARING SERIES

         ACCUMULATION ---

         Controlled Accumulation Amount                            $0.00
         Deficit Controlled Accumulation Amount                    $0.00
         CONTROLLED DEPOSIT AMOUNT                                                    $0.00

         PRINCIPAL FUNDING ACCOUNT BALANCE                                            $0.00

         SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                    $135,821,692.76
         PRINCIPAL SHARING SERIES

         INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

         CLASS A INVESTOR CHARGE OFFS                                                 $0.00
         REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                           $0.00
         BY PRINCIPAL PAYMENTS)
         REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                              $0.00
         THAN BY PRINCIPAL PAYMENTS)

         PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                      $0.00
         PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                  $0.00
         REIMBURSED

         PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                               $0.00
         REIMBURSED


                       AT&T UNIVERSAL CARD SERVICES CORP.,
                       as Servicer


                       By:  ____/s/ Tom Donahue
                              Name:  Tom Donahue
                              Title:  Servicing Officer